Exhibit 10.156

Tradewinds Escrow, Inc.

23670 Hawthorne Blvd., Suite 211, Torrance, CA 90505
Phone: (310) 373-3366 Ext: 2241 Fax: (310) 373-4748
Efax: (310) 540-5471 Email: tcoburn@tradewindsescrow.com

CANCELLATION INSTRUCTIONS

These Cancellation Instructions supercede Cancellation Instructions
dated January 17, 2014 and January 27, 2014

To: Tradewinds Escrow, Inc. Date: January 28, 2014

Escrow No. 011848-TC

**RE: 24.23 Acres of Vacant Land (APN's: 0620-223-04, 0620-223-05 & 0620-223-06)
Unincorporated (Twentynine Palms Area) CA**

My previous instructions in the above numbered escrow are hereby amended and/or supplemented in the following particulars only:

The undersigned hereby mutually agree and instruct Escrow Holder to cancel this escrow in its entirety. Upon cancellation of this escrow all parties hereby release each other, Real Estate Broker, if any, Mortgage Broker, if any, and Tradewinds Escrow, Inc. and its officers from any and all liability and/or responsibility both legally and equitable in connection therewith and hold said entities or individuals harmless from any and all respects relating to this transaction and they do hereby, both jointly and severally, indemnify Tradewinds Escrow, Inc. against any loss, cost or liability, of any kind or nature, including reasonable attorneys fees that it might sustain in complying with these instructions.

Upon receipt of these cancellation instructions executed by all named parties herein below, funds on deposit shall be disbursed as follows:

$ 1,000.00 to Coronus 29 Palms Morongo, LLC,

$ 1,000.00 TOTAL FUNDS ON DEPOSIT AS OF THE DATE OF THIS CANCELLATION INSTRUCTION.

In the event the initial earnest money deposit and/or additional deposit of funds in escrow from the Buyer were placed in an interest bearing account, all interest earned thereon shall be disbursed to the Buyer when such exact amount of interest accrual is known. The interest amount shall be in addition to the funds disbursed as described above.

EACH OF THE UNDERSIGNED STATES THAT HE HAS READ THE FOREGOING INSTRUCTIONS AND UNDERSTANDS THEM AND DOES HEREBY ACKNOWLEDGE RECEIPT OF A COPY OF THESE INSTRUCTIONS.

SELLER(S):

Albert J. Carnes

Albert |J. Carness

BUYER(S):

Coronus 29-Palms Morongo, LLC,
A Delaware Limited Liability Company

BY: *Jeff Thachuk*

Jeff Thachuk, President

PLEASE SIGN AND RETURN
(Keep a copy for your file)